UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

May 20, 2009 (May 14, 2009)

Build-A-Bear Workshop, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32320	43-1883836
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri	63114
(Address of Principal Executive Offices)	(Zip Code)

(314) 423-8000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 17, 2009, the Board of Directors of Build-A-Bear Workshop, Inc. (the “Company”) adopted, subject to stockholder approval, certain amendments to the Build-A-Bear Workshop, Inc. Amended and Restated 2004 Stock Incentive Plan restated in the Second Amended and Restated 2004 Stock Incentive Plan (the “Amended Incentive Plan”). On May 14, 2009, at the Company’s 2009 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders approved the Amended Incentive Plan. The Amended Incentive Plan, which is administered by the Compensation Committee of the Company’s Board of Directors, permits the grant of stock options (including both incentive and non-qualified stock options), stock appreciation rights, restricted stock, cash or stock and other stock-based awards. The Company’s Board of Directors may amend, modify or terminate the Amended Incentive Plan at any time, except as provided in the Amended Incentive Plan. The Amended Incentive Plan will terminate on March 17, 2019, unless earlier terminated by the Company’s Board of Directors.

Among other things, the amendments:

•	Provide that the number of shares authorized for issuance under the Amended Incentive Plan as of January 3, 2009 is 3,230,000, subject to adjustments as described in the Amended Incentive Plan;

•	Expressly prohibit the use of shares tendered as payment of a purchase price or withheld to satisfy tax withholding obligations for reissuance under the Amended Incentive Plan;

•	Provide a formula for the share reserve ratio of awards under the Amended Incentive Plan, including an increased ratio for certain awards as described in the Amended Incentive Plan;

•	Expressly prohibit the repricing of awards under the Amended Incentive Plan without the approval of stockholders;

•

Revise a portion of the definition of “change in control” to state that a change in control occurs upon the occurrence of a reorganization, merger or consolidation rather than stockholder approval of such transactions;

•	Expressly state that the purchase price of all options, including non-qualified and incentive stock options, shall be fair market value on the date of grant;

•	Limit the term of a stock appreciation right to 10 years from the date of grant; and

•

Provide that the Compensation Committee will administer and interpret the Amended Incentive Plan in a manner consistent with the intent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a holder of an award.

Under the Amended Incentive Plan, a recipient of restricted stock or non-qualified stock options, or both, will enter into a Restricted Stock & Non-Qualified Stock Option Agreement (the “Award Agreement”) which sets forth terms applicable to awards in addition to those terms contained in the Amended Incentive Plan. With respect to restricted stock, the Award Agreement provides for the following, among other things:

•

The restricted stock award vests in four equal annual installments, beginning on the first anniversary of the grant date, as long as the recipient is still an employee of the Company on the respective annual grant date anniversary;

•	In the event of the death of the recipient or a change of control, the restricted stock award shall fully vest; and

•	Recipients are entitled to all rights of a stockholder with respect to the shares of restricted stock as of the grant date, including the right to vote and receive dividends.

With respect to non-qualified stock options, the Award Agreement provides for the following, among other things:

•	The options vest in four equal annual installments, beginning on the first anniversary of the grant date;

•	The options expire 10 years from the date of grant;

•	In the event of a change of control, all unvested stock options shall become exercisable;

•

In the event of termination of the recipient’s employment for a reason other than cause, the options, if exercisable on the termination date, shall be exercisable for up to 30 days after the termination date and may be exercised for a longer period, as the Compensation Committee may permit in its sole discretion; and

•

In the event of the death of the recipient while he or she is employed by the Company, or within three months after the termination of his or her employment for a reason other than cause, the options shall become fully vested and may be exercised by the recipient’s representatives at any time within one year after his or her death.

On March 17, 2009, the Compensation Committee approved certain grants of restricted stock under the Amended Incentive Plan, subject to stockholder approval. Each recipient of such award entered into a Restricted Stock Agreement, the terms of which apply to the restricted stock in addition to the terms of the Amended Incentive Plan and became effective upon stockholder approval of the Amended Incentive Plan on May 14, 2009. The Restricted Stock Award provides that 100% of the restricted stock award shall vest on the third anniversary of the grant date, if the recipient is an employee of the Company during the three-year period ending on such date. In the event of a change of control or the recipient’s death, the restricted stock award shall vest. Recipients of the restricted stock are entitled to all rights of a stockholder, including the right to vote and receive dividends.

The foregoing summaries of the Amended Incentive Plan, Award Agreement and Restricted Stock Agreement are qualified in their entirety by reference to the full text of such documents, copies of which are included as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference. A more detailed summary of the Amended Incentive Plan can be found in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 14, 2009.

Item 9.01	Financial Statements and Exhibits.

(d) The Exhibit Index immediately preceding the exhibits is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: May 20, 2009	By:	/s/ Tina Klocke
	Name:	Tina Klocke
	Title:	Chief Operations and Financial Bear, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Second Amended and Restated Build-A-Bear Workshop, Inc. 2004 Stock Incentive Plan (incorporated by reference from Exhibit 99.1 to our Registration Statement on Form S-8, filed on May 18, 2009, Registration No. 333-159313)

10.2	Form of Restricted Stock and Non-Qualified Stock Option Grant Agreement under the Build-A-Bear Workshop, Inc. 2004 Stock Incentive Plan (incorporated by reference from Exhibit 10.1 of our Quarterly Report on Form 10-Q, filed on May 14, 2009)

10.3	Form of Restricted Stock Agreement under the Build-A-Bear Workshop, Inc. 2004 Stock Incentive Plan

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